Exhibit 10.4

[__], 2026

Starlink AI Acquisition Corporation

605W W 42nd Street

New York, NY 10036

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, New York 10022

Re:	Initial Public Offering

Ladies and Gentlemen:

This letter (“Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Starlink AI Acquisition Corporation, a Cayman Islands exempted company (the “Company”), and A.G.P./Alliance Global Partners as the representative (the “Representative”) of the underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each Unit comprised of one ordinary share of the Company, par value $0.0001 (each, an “Ordinary Share”), and one right to receive one-fourth (1/4) of one Ordinary Share of the Company (each, a “Right”). Certain capitalized terms used herein are defined in paragraph 12 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees, severally but not jointly, with the Company as follows:

1. If the Company solicits approval of a Business Combination from its shareholders, the undersigned, and any permitted transferee, will vote all Ordinary Shares beneficially owned by him, her, or it, directly or indirectly, whether acquired before, in, or after the IPO, in favor of such Business Combination, unless prohibited by applicable laws, rules or regulations.

2. (a) In the event that the Company fails to consummate a Business Combination within the twelve (12) months, or fifteen (15) months in the event that a definitive business combination agreement has been publicly announced during such 12-month period, following the closing of the IPO, or such later period (the “Combination Period”) approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as the same may be amended from time to time (the “Articles of Association”), the undersigned will, as promptly as possible, take all necessary actions to cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten (10) business days after the Combination Period, redeem 100% of the IPO Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of funds withdrawn for taxes and up to $100,000 released to the Company to pay dissolution expenses), divided by the number of the then issued and outstanding IPO Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and, in all cases, to other requirements of applicable law.

(b) The undersigned hereby waives any and all right, title, interest, or claim of any kind (“Claim”) in, or to any distribution of or from, the Trust Account and any remaining net assets of the Company as a result of such liquidation with respect to the undersigned’s Insider Shares, Ordinary Shares underlying the Private Securities, and Representative Shares and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Rights, all rights of which will terminate on the Company’s liquidation.

(c) In the event of the liquidation of the Trust Account, JKapital Ltd. (the “Sponsor”) agrees to indemnify and hold harmless the Company for any debts and obligations to target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account below (1) $10.00 per IPO Share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of interest which may be withdrawn to pay the Company’s taxes; except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

3. The undersigned acknowledges and agrees that (i) the Company shall not enter into a definitive agreement regarding a proposed Business Combination without the prior written consent of the Sponsor, and (ii) prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors.

4. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive and will not accept a finder’s fee or any other compensation prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary—The Offering—Limited Payments to Insiders.”

5. (a) The undersigned agree that they shall not Transfer any Insider Shares until the earlier to occur of (a) 180 days after the completion of an initial Business Combination and (b) subsequent to the initial Business Combination, the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the public shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Lock-Up”). Notwithstanding the foregoing, the Insider Shares will be released from such Lock-Up if (1) the last reported closing price of the Company’s Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 90 days after the initial Business Combination, or (2) if the Company completes a transaction after the initial Business Combination which results in all of the Company’s shareholders having the right to exchange their shares for cash, securities or other property.

(b) The Insiders further agree that they shall not Transfer any Private Securities until 30 days after the completion of the initial Business Combination.

(c) Notwithstanding the provisions set forth in paragraph 5(a), Transfers of the Insider Shares and Private Securities are permitted (a) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any members of the Sponsor, or any affiliates of the Sponsor; (b) by gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is a member of the holder’s immediate family or an affiliate of such individual, or to a charitable organization; (c) by virtue of laws of descent and distribution upon death; (d) pursuant to a qualified domestic relations order; (e) transfers by private sales or transfers made in connection with consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (f) in the event of the Company’s liquidation prior to the completion of the initial Business Combination; (g) to the members of the Sponsor by virtue of the laws of the British Virgin Islands or pursuant to the terms of the Sponsor’s organizational documents in the event of the liquidation or dissolution of the Sponsor; (h) in the event of the Company’s completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the public shareholders having the right to exchange their ordinary shares for cash, securities or other property subsequent to the Company’s completion of the initial Business Combination; or (i) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a) through (h) above; provided, however, that in the case of clauses (a) through (e) and (i) each transferee agrees in writing to be bound by the Transfer restrictions and the other restrictions contained in this Letter Agreement.

6. (a) In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earlier of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any suitable opportunity to acquire a target business, subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b) The undersigned hereby agrees and acknowledges that (i) the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this Letter Agreement, (ii) monetary damages may not be an adequate remedy for such breach, and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

7. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned represents and warrants that:

(a) he/she/it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him/her/it or any partnership in which he/she/it was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he/she/it was an executive officer at or within two years before the time of such filing;

(b) he/she/it has never had a receiver, fiscal agent or similar officer been appointed by a court for his/her/its business or property, or any such partnership;

(c) he/she/it has never been convicted of fraud in a civil or criminal proceeding;

(d) he/she/it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him/her/it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his/her/its right to engage in any activity described in paragraph 7(e)(i) above, or to be associated with persons engaged in any such activity;

(g) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the “SEC”) to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) he/she/it has never been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any federal or state securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) he/she/it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) he/she/it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) he/she/it was never subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) he/she/it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of such sale, restrained or enjoined him/her/it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) he/she/it has never been subject to any order of the SEC that orders him/her/it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 10b-5 thereunder, and Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) he/she/it has never been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) he/she/it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) he/she/it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) he/she/it is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Exchange Act, or section 203(e) or 203(f) of the Advisers Act, that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) he/she/it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

8. The undersigned has full right and power, without violating any agreement by which he, she, or it is bound, to enter into this Letter Agreement.

9. The undersigned hereby waives any right to exercise redemption rights with respect to any Ordinary Shares beneficially owned or to be owned by the undersigned, directly or indirectly whether acquired before, in, or after the IPO (or to sell such shares to the Company in a tender offer) in connection with the completion of the initial Business Combination.

10. The undersigned hereby agrees to not propose, or vote all Ordinary Shares beneficially owned by him, her, or it, directly or indirectly, whether acquired before, in, or after the IPO, in favor of an amendment (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the IPO shares if the Company does not complete the initial Business Combination within the Combination Period; or (b) with respect to any other material provisions relating to shareholders’ rights or with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination; unless the Company provides its public shareholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of funds withdrawn to pay the Company’s taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares.

11. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him/her/it arising out of or relating in any way to this Letter Agreement shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

12. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all initial shareholders, directors or officers, or the Company’s or any of their respective affiliates immediately prior to the IPO; (iii) “Insider Shares” means 2,875,000 Ordinary Shares held by the Insiders (of which up to 375,000 shares are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised); (iv) “Ordinary Shares” means Ordinary Shares of the Company, par value $0.0001; (v) “IPO Shares” means the Ordinary Shares of the Company underlying the Units issued in the IPO; (vi) “Private Securities” means the units that are being sold privately by the Company simultaneously with the consummation of the IPO and the underlying rights and shares; (vii) Representative Shares” means Ordinary Shares that the Company will issue to the Representative and/or its designees upon the closing of the IPO; (viii) “Trust Account” means the trust account into which a portion of the net proceeds of the IPO and sale of Private Securities will be deposited; (ix) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-292878) filed with the Securities and Exchange Commission; and (x) “Transfer” means the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase, assignment or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

13. The Company will maintain an insurance policy or policies providing directors’ and officers’ liability insurance, and each director of the Company shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any of the Company’s directors or officers.

14. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error), except by a written instrument executed by all parties hereto.

15. Each of the undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its shareholders or any creditor or vendor of the Company with respect to the subject matter hereof.

16. No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to Transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Sponsor, each of the undersigned, and each of the successors, heirs, personal representatives, and assigns of the forgoing and permitted transferees.

15. This Letter Agreement may be executed in any number of original or facsimile counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

17. This Letter Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Letter Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Letter Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Page Follows]

JKapital Ltd.

By:
Name:
Title:

[Signature Page to Letter Agreement]

By:
Name:	Gus Liu
Title:	Chief Executive Officer and Director

[Signature Page to Letter Agreement]

By:
Name:	Gracie Gao
Title:	Chief Financial Officer

[Signature Page to Letter Agreement]

By:
Name:	Richard Lu
Title:	Director

[Signature Page to Letter Agreement]

By:
Name:	Xue Feng
Title:	Director

[Signature Page to Letter Agreement]

A.G.P./Alliance Global Partners

By:
Name:
Title:

[Signature Page to Letter Agreement]

Acknowledged and Agreed:

Starlink AI Acquisition Corporation

By:
Name:
Title:

[Signature Page to Letter Agreement]